SEPARATION AGREEMENT

THIS SEPARATION AGREEMENT (hereinafter, the "Agreement") is made and entered into by and between Joseph Ricard (“Ricard”), Plum Investors, LLC, a  Florida limited liability company (“Plum”), Tunebash, Inc., a  Delaware corporation (“Tunebash”), and Development Capital Group Inc., a Florida corporation ("DLPM") as of the last date written below.

RECITALS

This Agreement is made with reference to the following facts:

A.

Ricard is a director of DLPM;

B.

Ricard is president of DLPM in a consultant capacity pursuant to that certain Independent Contractor Agreement dated August 1, 2013 (“Consulting Agreement”) between DLPM and Plum, an entity controlled by Ricard;

C.

DLPM owes Ricard certain unpaid amounts under the Consulting Agreement;

D.

DLPM is the holder of that certain Convertible Promissory Note date October 30, 2013 (“Convertible Note”) of Tunebash, an entity controlled by Ricard for the principal amount of $20,000 plus accrued interest;

E.

DLPM owns certain assets and intellectual property rights to that certain domain and business “Realty Valuator”;

E.

DLPM on the one hand, and Ricard, Plum and Tunebash on the other, have agreed to the following terms to settle all claims between them and sever all relationships, without in any way, admitting liability or responsibility to either.

AGREEMENT AND RELEASE

In consideration of the undertakings contained in this Agreement, and other good, valuable and sufficient consideration, the parties hereto agree as follows:

1.

No Admission Of Liability/No Prevailing Party. This Agreement does not constitute an admission by any party of liability or responsibility to the other. It is acknowledged that that each party's promises, covenants, and releases set forth herein is in consideration of this Agreement and is given for the purpose of avoiding the costs and expenses of legal proceedings.

2.

Consideration.

a.

Ricard hereby resigns as a director and president of DLPM.

b.

The Consulting Agreement is hereby terminated without liability to DLPM and any amounts owing to Ricard under the Consulting Agreement are waived.

c.

The Convertible Note is hereby terminated without liability to Tunebash and any amounts owing to DLPM under the Convertible Note are waived.

d.

DLPM hereby sells, assigns and/or transfers all assets and intellectual property rights in connection with “Realty Valuator” to Ricard. DLPM shall execute such documents as required to consummate this transaction.

3.

Releases.

a.

Release By DLPM. For and in consideration of the mutual promises, covenants, and releases set forth herein, DLPM does hereby release and absolutely discharge Ricard, Tunebash and Plum and its past and present officers, directors, shareholders, employees, predecessors, successors in interest, attorneys, agents, assigns, subsidiaries, parent companies, affiliates, accountants and representatives, and each of them, (the "DLPM Released Parties") from any and all claims, monies owed, royalties, debts, liabilities, demands, obligations, promises, acts, agreements, accounts, accountings, reckonings, costs, and expenses (including, but not limited to, attorneys' fees and costs), damages, liens, judgments, actions and causes of action, of every kind and nature whatsoever, at law or in equity, known or unknown, suspected or unsuspected, which both ever had, or now has against the DLPM Released Parties, which arise out of, or are in connection with, any other past or present relationship or agreement between the parties, with the exception of the parties' rights and obligations under this Agreement.

b.

Release By Ricard, Plum and Tuenbash. For and in consideration of the mutual promises, covenants, and releases set forth herein, Ricard, Plum and Tunebash does hereby release and absolutely discharge DLPM and its past and present officers, directors, shareholders, employees, predecessors, successors in interest, attorneys, agents, assigns, subsidiaries, parent companies, affiliates, accountants and representatives, and each of them, (the "Ricard Released Parties") from any and all claims, monies owed, royalties, debts, liabilities, demands, obligations, promises, acts, agreements, accounts, accountings, reckonings, costs, and expenses (including, but not limited to, attorneys' fees and costs), damages, liens, judgments, actions and causes of action, of every kind and nature whatsoever, at law or in equity, known or unknown, suspected or unsuspected, which both ever had, or now has against the Ricard Released Parties, which arise out of, or are in connection with, any other past or present relationship or agreement between the parties, with the exception of the parties' rights and obligations under this Agreement.

c.

General Release. Subject to the scope of the foregoing, the parties expressly understand and agree that this Agreement fully releases and resolves the matters released and discharged in Paragraph 3a and b, including those which may be unknown, unanticipated and/or unsuspected, and, upon the advice of legal counsel, hereby expressly waive all benefits under California Civil Code Section 1542, as well as under any other statutes or common law principles of similar effect, to the extent that such benefits may contravene the release set forth in this Paragraph. The parties hereby acknowledge that they have read and understood Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

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4.

Representations And Warranties. The parties represent and warrant to and agree with each other as follows:

a.

Each party has received independent legal advice from attorneys of its choice with respect to the advisability of entering into this Agreement and of giving any release by such Agreement.

b.

In connection with the execution of this Agreement or the making of the settlement provided for herein, no party to this Agreement has relied upon any statement, representation or promise of any other party not expressly contained herein.

c.

This Agreement contains the entire agreement of the parties hereto. There are no agreements or understandings between the parties hereto relating to the matters and releases referred to in this Agreement other than as set forth in this Agreement.

d.

All parties hereto and their counsel have made such investigation of the facts pertaining to the releases contained herein as they deem necessary.

e.

The terms of this Agreement are contractual and are the result of negotiation among the parties. Each party has cooperated in the drafting and preparation of this Agreement. This Agreement is the final written expression and the complete and exclusive statement of all of the agreements, conditions, promises, representations and covenants between the parties with respect to the subject matter of this Agreement. This Agreement replaces and supersedes all prior, former or contemporaneous agreements, negotiations, understandings, representations, discussions or warranties between and among the parties, their respective representatives, and any other person or entity, with respect to the subject matter of this Agreement. In any construction to be made of this Agreement, the same shall not be construed against any party, and the canon of contractual interpretation set forth in California Civil Code Section 1654 shall not be applied.

f.

This Agreement has been carefully read by each of the parties and the contents thereof are known and understood by each of the parties. This Agreement is signed freely by each party executing it.

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5.

Modifications. This Agreement may not be amended, canceled, revoked or otherwise modified except by written agreement subscribed by all of the parties to be charged with such modification.

6.

Severability. In the event any provision of this Agreement shall be held to be void, voidable or unenforceable, the remaining provisions shall remain in full force and effect.

7.

Governing Law. This Agreement shall be construed in accordance with, and be governed by, the laws of the State of California.

8.

Warranty Of Authority. Each party or attorney whose signature is affixed hereto in a representative capacity represents and warrants that he or she is authorized to execute this Agreement on behalf of and to bind the entity on whose behalf his or her signature is affixed. In the event that there is a breach of any representation or warranty of authority to execute this Agreement, the parties shall indemnify and hold harmless one another from any and all loss or damage, including reasonable attorneys' fees, incurred as result of the breach of such representation and warranty.

9.

Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument. Facsimile signatures on this Agreement, or any counterpart of this Agreement, shall have the same force and effect as original signatures.

10.

Attorneys' Fees. All parties hereto agree to pay their own costs and attorneys' fees except that, in the event any action, suit or other proceeding is instituted to remedy, prevent or obtain relief from a breach of this Agreement, arising out of a breach of this Agreement, involving claims within the scope of the releases contained in this Agreement, or pertaining to a declaration of rights under this Agreement, the prevailing party shall recover its reasonable attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

11.

Further Instruments. The parties shall execute and deliver further instruments, documents or papers and shall perform all acts necessary or proper to carry out and effectuate the terms of this Agreement as may be required by the terms of the Agreement or as may be reasonably requested by any party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates set forth below.

DEVELOPMENT CAPITAL GROUP, INC.., a Florida corporation

/s/ Shahbod Rastegar
____________________________

Shahbod Rastegar

CEO

DATED:

July 29, 2014

/s/ Joseph Ricard
____________________________

Joseph Ricard

DATED:

July 29, 2014

TUNEBASH, INC., a Delaware corporation

/s/ Joseph Ricard
____________________________

Joseph Ricard

DATED:

July 29, 2014

PLUM INVESTORS, LLC, a Florida limited liability company

/s/ Joseph Ricard
____________________________

Joseph Ricard

DATED:

July 29, 2014

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